UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 4, 2005


                          GABELLI ASSET MANAGEMENT INC.
             (Exact name of registrant as specified in its charter)

          New York                   1-14761                13-4007862
      (State or other              (Commission             (IRS Employer
 jurisdiction of incorporation)    File Number)          Identification No.)

       One Corporate Center, Rye, NY                           10580
  (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item 2.02. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

     On January 31, 2005, Gabelli Asset Management Inc. (the "Company") furnished a Form 8-K under item 2.02 to which it attached the Company's press release dated January 27, 2005 setting forth the Company's fourth-quarter and full-year 2004 earnings.

     The Company is filing this Form 8-K/A to make a correction to the Company's press release dated January 27, 2005 that was attached as Exhibit 99 to the Company's Form 8-K filed on January 31, 2005. The correction is to properly reflect Dividends payable and Stockholders' equity on the statement of financial condition at December 31, 2004 for the $0.60 per share special dividend paid on January 18, 2005. The corrected press release is attached as Exhibit 99.


     Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     99    Company's corrected (unissued) Press Release dated January 27, 2005.





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SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Gabelli Asset Management Inc.

                                             By: /s/ Michael R. Anastasio Jr.
                                                 -------------------------------
                                                 Michael R. Anastasio Jr.
                                                 Chief Financial Officer


Date: March 4, 2005
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